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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NUMBER 33-67854
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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 26, 2000
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                              CMI INDUSTRIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                         57-0836097
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(STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)


         1301 GERVAIS STREET, SUITE 700, COLUMBIA, SOUTH CAROLINA 29201
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (803) 771-4434
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                                 NOT APPLICABLE
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   (FORMER NAME, FORMER ADDRESS AND FORMAL FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 27, 2000, CMI Industries, Inc. and AB Borgstena Textile, Ltd. ("Borgstena Sweden") announced that Borgstena Textile North America, Inc., a wholly owned subsidiary of Borgstena Sweden, has purchased substantially all of the assets of CMI's Chatham automotive textile business located in Elkin, North Carolina in accordance with an Asset Purchase Agreement dated October 26, 2000. The total consideration paid to CMI for the Chatham automotive textile business, in addition to the assumption of certain liabilities related to such business, was $19,000,000, subject to adjustment as provided for in the Asset Purchase Agreement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) and (b) not applicable.

         (c)      Exhibits.

                  2.1 Asset Purchase Agreement by and between CMI Industries, Inc. and Borgstena Textile North America, Inc., dated October 26, 2000.

                  99.1 Press Release jointly issued by CMI Industries, Inc. and AB Borgstena Textile, Ltd., dated October 27, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CMI INDUSTRIES, INC.




Date: October 31, 2000                       By:/s/ James A. Ovenden
                                                -------------------------------
                                                James A. Ovenden
                                                Senior Vice President and
                                                Chief Financial Officer


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